                                                                    EXHIBIT 10.C

                   AMENDMENT NO. 2 AND AGREEMENT dated as of March 30, 2001
              (this "Amendment"), to the CREDIT AGREEMENT dated as of July 16, 1998 (as amended as of September 30, 1999, the "Credit Agreement"), among ISPAT INLAND, L.P., a Delaware limited partnership (the "Borrower"), ISPAT INLAND INC., a Delaware corporation formerly named Inland Steel Company ("Inland"), BURNHAM TRUCKING COMPANY, INC., a Delaware corporation ("Burnham"), INCOAL COMPANY, a Delaware corporation ("Incoal"), the Lenders (as defined in Article I), and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as issuing bank (in such capacity, the "Issuing Bank"), and as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower.

     B. The Borrower has requested that the Required Lenders agree to amend the Credit Agreement as provided herein.

     C. The Required Lenders are willing so to amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

     D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

     (a) The table set forth in the definition of the term "Applicable Percentage" is hereby amended and restated in its entirety to read as follows:

                                  Eurodollar       Eurodollar                            ABR
                                   Spread--         Spread--        ABR Spread--      Spread--        L/C Parti-
Consolidated Leverage Ratio       Tranche B        Tranche C          Tranche B       Tranche C        cipation
---------------------------         Loans             Loans              Loans          Loans            Fees
                                    -----             -----              -----          -----            ----

Category 1

Greater than 3.50 to 1.00          3.75%            3.75%              2.75%           2.75%           3.75%

Category 2

Less than or equal to              3.25%            3.25%             2.25%            2.25%           3.25%
3.50 to 1.00 but greater
than or equal to 2.50
to 1.00


                                  Eurodollar       Eurodollar                            ABR
                                   Spread--         Spread--        ABR Spread--      Spread--        L/C Parti-
Consolidated Leverage Ratio       Tranche B        Tranche C          Tranche B       Tranche C        cipation
----------------------------        Loans             Loans              Loans          Loans            Fees
                                    -----             -----              -----          -----            ----

Category 3

Less than 2.50 to 1.00             2.50%            2.50%             1.50%            1.50%           2.50%


     (b) The definition of the term "Consolidated EBITDA" is hereby amended and restated in its entirety to read as follows:

         "'Consolidated EBITDA' shall mean, for any period, Consolidated Net Income for such period, plus, (a) without duplication and to the extent deducted from revenues in determining Consolidated Net Income for such period, the sum of (i) the aggregate amount of Consolidated Interest Expense for such period, (ii) the aggregate amount of income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) all non-recurring non-cash charges during such period and (v) the aggregate amount of non-cash interest expense on the IINV Loans for such period, and minus, without duplication and to the extent added to revenues in determining Consolidated Net Income for such period, all non-recurring, non-cash gains during such period, all as determined on a consolidated basis with respect to Inland and the Restricted Subsidiaries in accordance with GAAP."

     (c) The definition of the term "Consolidated Interest Expense" is hereby amended by adding prior to the "." at the end of the first sentence thereof:

     "; provided, that interest expense for IINV Loans shall be excluded from Consolidated Interest Expense to the extent not paid in cash"

     (d) The definition of the term "Total Debt" is hereby amended by (A) deleting the word "and" before clause (iii) in the parenthetical and (B) adding within the parenthetical at the end thereof the following new clauses (iv) and
(v):

     "(iv) Indebtedness under the IINV Loans and (v) Indebtedness consisting of borrowings under Inland's receivables and inventory securitization facilities".

     (e) The following definitions shall be inserted in the appropriate alphabetical order:
         "'Capital Expenditures' shall mean, with respect to any person, all expenditures by such person that should be capitalized in accordance with GAAP, including all such expenditures with respect to fixed or capital assets (including expenditures for maintenance and repairs that should be capitalized in accordance with GAAP) and the amount of Capital Lease Obligations incurred by such person; provided, however, that any such expenditures made with, or subsequently reimbursed out of, casualty proceeds or condemnation proceeds shall in any event be excluded from the definition of Capital Expenditures, so long as such expenditures are made within 360 days of the later of the occurrence of the damage to or loss of the assets being replaced or repaired and the receipt of such proceeds in respect thereof. Notwithstanding the foregoing, and solely for purposes of determining compliance with Section 6.11, amounts expended at any time after the Consolidated Leverage Ratio at the end of any quarter ended after March 31, 2001 has been less than or equal to 3.5 to 1.0 to reline and repair Inland's blast furnace #7 shall not constitute Capital Expenditures to the extent such amounts do not exceed the budgeted amounts therefor set forth in a written budget delivered to and reasonably acceptable to the Administrative Agent.

         'Current Assets' shall mean, at any time, the consolidated current assets (other than cash, Permitted Investments and current and deferred income taxes) of Inland and the Restricted Subsidiaries at such time on a consolidated basis determined in accordance with GAAP.

         'Current Liabilities' shall mean, at any time, the consolidated current liabilities (other than the current portion of any long-term Indebtedness, Indebtedness under revolving credit arrangements and current and deferred income tax liability) of Inland and the Restricted Subsidiaries at such time on a consolidated basis determined in accordance with GAAP.

         'Excess Cash Flow' shall mean, for any fiscal year, the sum (without duplication) of:

         (a) Consolidated EBITDA for such fiscal year; plus

         (b) reductions to noncash working capital of Inland and the Restricted Subsidiaries for such fiscal year (i.e., the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year); minus

         (c) the amount of any cash income taxes payable by Inland and its Restricted Subsidiaries with respect to such fiscal year; minus

         (d) cash interest paid (net of cash interest received) by Inland and the Restricted Subsidiaries during such fiscal year; minus

         (e) Capital Expenditures made in cash in accordance with Section 6.11 during such fiscal year, except to the extent financed with the proceeds of Indebtedness, casualty proceeds or condemnation proceeds; minus

         (f) permanent repayments or prepayments of the principal of Loans or other Indebtedness or a reduction in the amount of the Letter of Credit as a result of a drawing thereunder or a replacement thereof with cash during such fiscal year, but only to the extent that such repayments or prepayments may not be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of the Loans or such other Indebtedness; minus

         (g) repayments or prepayments of the principal of Indebtedness by Inland under its receivables and inventory securitization facilities in reduction of such Indebtedness until the aggregate outstanding balance under such facilities, less the balance of available cash and short-term securities at such time (net of checks issued but not cleared) ("Net Borrowing Position") is $50,000,000, where the amount of such repayment or prepayment in such fiscal year shall be the positive difference, if any, resulting from the subtraction of the Net Borrowing Position at the end of such fiscal year from the lowest Net Borrowing Position at the end of any prior fiscal year beginning with the year ending December 31, 2000; minus

         (h) extraordinary, unusual or nonrecurring cash expenses and cash restructuring charges paid by Inland and the Restricted Subsidiaries, if any, during such fiscal year and not included in Consolidated EBITDA; minus

         (i) additions to noncash working capital of Inland and the Restricted Subsidiaries for such fiscal year (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year); minus

         (j) cash severance, pension contributions, retiree benefit payments and similar payments made during such fiscal year, to the extent not deducted in determining Consolidated EBITDA for such fiscal year.

         'IINV Loans' shall mean loans or advances by IINV or any of its Affiliates (other than the Borrower or any of its Subsidiaries) to Inland pursuant to Section 6.02(b)(iv), provided that to the extent loans or advances are made by an Affiliate of IINV, such Affiliate shall have agreed in a writing with the Administrative Agent to the subordination provisions attached hereto as Exhibit A.

         'Minimum EBITDA Condition' shall mean, at any date of determination, that for each period of four consecutive fiscal quarters ending on each of the four fiscal quarter end dates preceding such date of determination, Consolidated EBITDA (as calculated under Section 6.09 but without giving effect to clause (a) of the first proviso thereto) shall have been $140,000,000 or greater."

         SECTION 2. Amendments to Section 2.13 of the Credit Agreement. (a)
Section 2.13 of the Credit Agreement is hereby amended as follows: (i) subsection (c) thereof shall be redesignated as subsection (d) and a new subsection (c) shall be inserted therein and shall read as follows:

         "(c) No later than the earlier of (i) 100 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2001, and (ii) the date on which the financial statements with respect to such fiscal year are delivered pursuant to Section 5.04(a), the Borrower shall offer to prepay all outstanding Loans at a prepayment amount equal to 100% of the Loans prepaid in accordance with Section 2.13(d) in an aggregate principal amount equal to 50% of Excess Cash Flow for such fiscal year; provided, however, that no such offer to prepay shall be required with respect to the Excess Cash Flow for any fiscal year if the Consolidated Leverage Ratio at the end of such fiscal year was less than or equal to 3.50 to 1.00."

     (b) All references in the Credit Agreement to Section 2.13(c) of the Credit Agreement are hereby amended to refer instead to Section 2.13(d) of the Credit Agreement.

     (c) The redesignated Section 2.13(d) of the Credit Agreement is hereby amended by inserting immediately before the words "an Asset Sale" set forth in line 13 thereof the words "Excess Cash Flow or".

         SECTION 3. Amendments to Section 5.04 of the Credit Agreement. Section
5.04 of the Credit Agreement is hereby amended as follows:

     (a) by redesignating current subsections (c), (d) and (e) thereof as subsections (d), (e) and (f), respectively; and

     (b) by inserting a new subsection (c) therein which shall read as follows:

         "(c) within 30 days after the end of each month (except the last month of each fiscal quarter), a consolidated balance sheet and related statements of income showing the financial condition of Inland and its consolidated subsidiaries as of the close of such month and the results of its operations and the operations of such Restricted Subsidiaries during such month, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of Inland and its consolidated subsidiaries, on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;".

         SECTION 4. Amendment to Section 5.07 of the Credit Agreement. Section
5.07 of the Credit Agreement is hereby amended by adding at the end thereof the following:

     "Without limiting the foregoing, the Borrower and Inland agree to discuss their affairs, finances and condition in conference calls with Lenders at such times and at such intervals (but no more frequently than quarterly) as the Administrative Agent shall request."

         SECTION 5. Amendments to Section 6.02 of the Credit Agreement. (a)
Section 6.02(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "(a) Incur, directly or indirectly, any Indebtedness; provided, however, that Inland and its Restricted Subsidiaries may Incur Indebtedness if, (i) on the date of such Incurrence and after giving effect thereto, the Consolidated Coverage Ratio exceeds 2.0 to 1.0 and (ii) as of the date of such Incurrence, the Minimum EBITDA Condition shall have been satisfied."

     (b) Section 6.02(b)(iv) of the Credit Agreement is hereby amended by (i) adding at the beginning thereof the words "(A) IINV Loans and (B)" and (ii) adding at the end thereof the following:

     "and provided further, however, that all IINV Loans shall (x) not require the payment of interest in cash so long as the conditions set forth in
     Section 6.03(c) have not been met and (y) shall be subordinated to the prior payment in full of the Obligations on the terms attached as Exhibit A to Amendment No. 2 dated as of March 30, 2001, to this Agreement".

         SECTION 6. Amendments to Section 6.03 of the Credit Agreement. (a)
Section 6.03(a) of the Credit Agreement is hereby amended by (i) deleting the word "or" at the end of clause (ii) thereof, (ii) redesignating clause (iii) thereof as clause (iv) and (iii) adding the following as clause (iii) thereof:

     "(iii) the Consolidated Leverage Ratio at such time, after giving effect to such Restricted Payment, is not less than or equal to 3.0 to 1.0; or".

     (b) Section 6.03(b) of the Credit Agreement is hereby amended (i) by inserting after the words "provided, however, that" set forth in clause (v) thereof the words "(A) no such Restricted Payments shall be permitted if at the time thereof and after giving effect thereto, the Consolidated Leverage Ratio is greater than 3.0 to 1.0 and (B)" and (ii) by deleting the word "or' at the end of clause (vii) thereof, changing the "." at the end of clause (viii) to "; or" and adding the following new clause (ix):

         "(ix) Restricted Payments from the proceeds of simultaneous IINV Loans or capital contributions by IINV or any of its Affiliates (other than the Borrower or any of its Subsidiaries) to Inland which are (x) in excess of $110,000,000, (y) not made in order to comply with Section 6.09 and (z) not an IINV Capex Loan."

     (c) The following new paragraphs (c) and (d) are hereby added at the end of
Section 6.03:

         "(c) Repay or prepay any amounts, including principal and interest, in respect of any IINV Loans unless, after giving effect thereto and to any financing therefor, (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Consolidated Leverage Ratio is less than or equal to 3.5 to 1.0 and (iii) Inland shall have available to it at least $100,000,000 of unused and available commitments under its receivables and inventory securitization facilities.

         (d) Anything in this Agreement to the contrary notwithstanding, it is hereby agreed that up to $60,000,000 of marketable securities received by Inland on or about March 30 2001 as the proceeds of an IINV Loan will be deemed to constitute a Permitted Investment for purposes of clause (iv) of the definition of the term Restricted Payment for a period of up to 30 days after the Effective Date of Amendment No. 2 dated as of March 30, 2001 to this Agreement."

         SECTION 7. Amendment to Section 6.06 of the Credit Agreement. Section
6.06 of the Credit Agreement is hereby amended by inserting immediately after the words "provided that, except" therein the words "with respect to the borrowing, repayment or prepayment of the IINV Loans and".

         SECTION 8. Amendment to Section 6.09 of the Credit Agreement. Section
6.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "SECTION 6.09. Consolidated EBITDA. Permit Consolidated EBITDA for any period of four consecutive fiscal quarters commencing on or after March 31, 2002 to be less than $140,000,000; provided that in calculating Consolidated EBITDA for any period for purposes of this Section 6.09, (a) there shall be included, without duplication, the aggregate amount of IINV Loans or capital contributions made in cash by IINV or any of its Affiliates (other than the Borrower or any of its Subsidiaries) to Inland (excluding IINV Capex Loans and IINV Loans and capital contributions referred to in Section 6.03(b)(ix)) during such four fiscal quarters less the amounts thereof returned to IINV by way of dividend, distribution, repayment of principal or return of capital as permitted hereunder during such four fiscal quarters, and (b) there shall be excluded, without duplication and to the extent otherwise included therein, all unusual, non-recurring, or extraordinary charges or credits during such period, all as determined in accordance with GAAP; and provided further that in calculating Consolidated

     EBITDA for the fiscal quarters ending March 31, 2002, June 30, 2002 and September 30, 2002 the $60,000,000 IINV Loan made to Inland on or about March 30, 2001 shall be deemed to have been made in three (3) installments of $20,000,000 each in the fiscal quarters ending June 30, 2001, September 30, 2001 and December 31, 2001."

         SECTION 9. Addition of Capital Expenditures Limit. A new Section 6.11 is hereby added to the Credit Agreement and shall read as follows:

         "SECTION 6.11. Capital Expenditures. (a) Permit the aggregate amount of Capital Expenditures made by the Borrower, Inland and the Restricted Subsidiaries in any fiscal year set forth below to exceed the amount set forth opposite such year below:

                        Year          Amount
                        ----          ------
                        2001       $38,000,000
                        2002       $60,000,000
                        2003       $60,000,000
                        2004       $60,000,000
                        2005       $60,000,000
                        2006       $60,000,000

         (b) Notwithstanding anything to the contrary contained in paragraph (a) above, to the extent that the aggregate amount of Capital Expenditures made by the Borrower, Inland and the Restricted Subsidiaries pursuant to Section 6.11(a) in any fiscal year is less than the amount permitted by Section 6.11(a) with respect to such fiscal year, the amount of such difference may be carried forward and used to make Capital Expenditures in the immediately succeeding fiscal year (after the full amount of Capital Expenditures otherwise permitted to be made under Section 6.11(a) in such fiscal year, without regard to the provisions of this paragraph (b), have been made); provided that the amounts once carried forward to such succeeding fiscal year shall lapse and terminate at the end of such fiscal year.

         (c) In addition, if the Consolidated Leverage Ratio at the end of any fiscal year ending on or after December 31, 2001 is equal to or less than
     3.5 to 1.0, then the amount of Capital Expenditures permitted pursuant to
     Section 6.11(a) in the next fiscal year shall be increased to the depreciation expense of Inland and its Restricted Subsidiaries for such fiscal year then ended.

         (d) In addition, the amount of Capital Expenditures permitted pursuant to Section 6.11(a) with respect to any fiscal year shall be increased by the aggregate principal amount of IINV Loans or capital contributions made after March 31, 2001 ("IINV Capex Loans"), provided that the aggregate principal amount of IINV Loans outstanding immediately prior to the making of such IINV Capex Loans (net of any IINV Loans made in order to comply with Section 6.09 or referred to in Section 6.03(b)(ix)) shall not be less than $110,000,000."

         SECTION 10. Amendment to Section 10.04(b) of the Credit Agreement.
Section 10.04(b) of the Credit Agreement is hereby amended by deleting the reference therein to "$5,000,000" and substituting in lieu thereof a reference to "$1,000,000".

         SECTION 11. Agreements. IINV, the Borrower and Inland hereby agree, for the benefit of the Lenders, the Issuing Bank, the Administrative Agent and the Collateral Agent, that all IINV Loans, whether made prior to or after the Effective Date (as defined below) shall be, and hereby are, subordinated to the Obligations on the terms attached hereto as Exhibit A, which are incorporated by reference in and deemed part of the IINV Loans.

         SECTION 12. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower, Inland, Burnham and Incoal represent and warrant to each of the Lenders, the Administrative Agent, the Issuing Bank and the Collateral Agent that (a) the aggregate amount of start-up costs and expenses incurred during the first fiscal quarter of 2001 in connection with Inland's 80-inch hot strip mill project were less than or equal to $28,000,000, (b) after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and except that with respect to the representations and warranties (x) in
Section 3.06, the date applicable shall be December 31, 2000 rather than December 31, 1997 and (y) in Sections 3.09 and 3.17, such representations and warranties are qualified by reference to Inland's filings under the Securities Exchange Act of 1934 for current information regarding matters of the type referred to in said Sections 3.09 and 3.17 and (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         SECTION 13. Effectiveness. This Amendment shall become effective as of the date first written above on the date on which (a) Inland shall have received on or after January 1, 2001, and there shall be outstanding, not less than $110,000,000 in aggregate principal amount of IINV Loans and (b) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors, the Required Lenders and the Administrative Agent and (ii) the Amendment Fee referred to below. Such date is referred to herein as the "Effective Date".

         SECTION 14. Amendment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender (including Credit Suisse First Boston in its capacity as a Lender) that delivers an executed counterpart of this Amendment to the Administrative Agent on or prior to the Effective Date, as consideration for entering into this Amendment, an amendment fee equal to 0.25% of the aggregate amount of such Lender's outstanding Loans and L/C Exposure under the Credit Agreement calculated as of the Effective Date. Such amendment fee shall be payable in immediately available funds on and subject to the occurrence of the Effective Date.

         SECTION 15. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 16. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 17. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 18. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 19. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                 ISPAT INLAND, L.P.,

                                 by 9064-4816 QUEBEC, INC., its general partner,

                                    by /s/ Richard LeBlanc
                                       -----------------------------------------
                                    Name:  Richard LeBlanc
                                    Title: Secretary

                                 ISPAT INLAND INC.,

                                    by /s/ T.A. McCue
                                       -----------------------------------------
                                    Name:  T.A. McCue
                                    Title: Treasurer

                                 BURNHAM TRUCKING COMPANY, INC.,

                                    by /s/ T.A. McCue
                                       -----------------------------------------
                                    Name:  T.A. McCue
                                    Title: Vice President & Assistant Treasurer

                                 INCOAL COMPANY,

                                    by /s/ T.A. McCue
                                       -----------------------------------------
                                    Name:  T.A. McCue
                                    Title: Treasurer

                                 ISPAT INTERNATIONAL N.V.,

                                    by /s/ Richard LeBlanc
                                       -----------------------------------------
                                    Name:  Richard LeBlanc
                                    Title: Managing Director

                                    by /s/ Bhikam C. Agarwel
                                       -----------------------------------------
                                    Name:  Bhikam C. Agarwel
                                    Title: Chief Financial Officer

                                 CREDIT SUISSE FIRST BOSTON, individually, and as Administrative Agent, Collateral Agent and Issuing Bank,

                                    by /s/ Robert Hetu
                                       -----------------------------------------
                                    Name:  Robert Hetu
                                    Title: Director

                                    by /s/ William S. Lutkins
                                       -----------------------------------------
                                    Name:  William S. Lutkins
                                    Title: Vice President

                                 ADDISON CDO, LIMITED (ACCT 1279)

                                 by Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/ Raymond G. Kennedy
                                       -----------------------------------------
                                    Name:  Raymond G. Kennedy
                                    Title: Executive Vice President

                                 AERIES FINANCE-II LTD.

                                 by INVESCO Senior Secured Management, Inc. as Sub-Managing Agent

                                    by /s/ Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 AMARA-I FINANCE, LTD.

                                 by INVESCO Senior Secured Management, Inc. as Sub-advisor

                                    by /s/ Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 AVALON CAPITAL LTD.

                                 by INVESCO Senior Secured Management, Inc. as Portfolio Advisor

                                    by /s/ Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 AVALON CAPITAL LTD. 2

                                 by INVESCO Senior Secured Management, Inc. as Portfolio Advisor

                                    by /s/ Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 ATHENA CDO, LIMITED (ACCT 1277)

                                 by Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/     Raymond G. Kennedy
                                       -----------------------------------------
                                    Name:  Raymond G. Kennedy
                                    Title: Executive Vice President

                                 BEDFORD CDO, LIMITED (ACCT 1276)

                                 by Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/     Raymond G. Kennedy
                                       -----------------------------------------
                                    Name:  Raymond G. Kennedy
                                    Title: Executive Vice President

                                 BOEING CAPITAL CORP.

                                    by /s/     James C. Hammersmith
                                       -----------------------------------------
                                    Name:  James C. Hammersmith
                                    Title: Senior Documentation Officer

                                 CAPTIVA FINANCE LTD.

                                    by /s/     David Dyer
                                       -----------------------------------------
                                    Name:  David Dyer
                                    Title: Director

                                 CAPTIVA II FINANCE LTD.

                                    by /s/     David Dyer
                                       -----------------------------------------
                                    Name:  David Dyer
                                    Title: Director

                                 CAPTIVA III FINANCE LTD. (ACCT. 275),

                                 as advised by Pacific Investment Management
                                 Company LLC

                                    by /s/     David Dyer
                                       -----------------------------------------
                                    Name:  David Dyer
                                    Title: Director

                                 CAPTIVA IV FINANCE LTD. (ACCT. 1275),

                                 as advised by Pacific Investment Management
                                 Company LLC

                                    by /s/     David Dyer
                                       -----------------------------------------
                                    Name:  David Dyer
                                    Title: Director

                                 CATALINA CDO LTD. (ACCT 1287)

                                 by Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/ Raymond G. Kennedy
                                       -----------------------------------------
                                    Name:  Raymond G. Kennedy
                                    Title: Executive Vice President

                                 CERES FINANCE LTD.

                                 by INVESCO Senior Secured Management, Inc. as Sub-Managing Agent

                                    by /s/     Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 CITIBANK N.A. as Additional Investment Manager for and on behalf of Five Finance Corporation

                                    by /s/     Martin Davey
                                       -----------------------------------------
                                    Name:  Martin Davey
                                    Title: Vice President, Alternative
                                           Investment Strategies

                                    by /s/     Daniel Slotkin
                                       -----------------------------------------
                                    Name:  Daniel Slotkin
                                    Title: Vice President

                                 COMERICA BANK

                                    by /s/     Aurora Battaglia
                                       -----------------------------------------
                                    Name:  Aurora Battaglia
                                    Title: Vice President


                                 CYPRESSTREE SENIOR FLOATING RATE FUND

                                 by CypressTree Investment Management Company, Inc. as Portfolio Manager

                                    by /s/     Jonathan D. Sharkey
                                       -----------------------------------------
                                    Name:  Jonathan D. Sharkey
                                    Title: Principal

                                 CYPRESSTREE INVESTMENT PARTNERS I, LTD

                                 by CypressTree Investment Management Company, Inc. as Portfolio Manager

                                    by /s/     Jonathan D. Sharkey
                                       -----------------------------------------
                                    Name:   Jonathan D. Sharkey
                                    Title:  Principal


                                 CYPRESSTREE INVESTMENT PARTNERS II, LTD

                                 by CypressTree Investment Management Company, Inc. as Portfolio Manager

                                    by /s/     Jonathan D. Sharkey
                                       -----------------------------------------
                                    Name:  Jonathan D. Sharkey
                                    Title: Principal

                                 CYPRESSTREE INVESTMENT FUND, LLC

                                 by CypressTree Investment Management Company, Inc. its Managing Member

                                    by /s/     Jonathan D. Sharkey
                                       -----------------------------------------
                                    Name:  Jonathan D. Sharkey
                                    Title: Principal

                                 CYPRESSTREE INSTITUTIONAL FUND, LLC

                                 by CypressTree Investment Management Company, Inc. its Managing Member

                                    by /s/     Jonathan D. Sharkey
                                       -----------------------------------------
                                    Name:  Jonathan D. Sharkey
                                    Title: Principal


                                 CYPRESSTREE INVESTMENT MANAGEMENT COMPANY,
                                 INC.,

                                 as Attorney-in-Fact and on behalf of First
                                 Allmerica Financial Life Insurance Company as Portfolio Manager

                                    by /s/     Jonathan D. Sharkey
                                       -----------------------------------------
                                    Name:  Jonathan D. Sharkey
                                    Title: Principal

                                 DEBT STRATEGIES FUND, INC.

                                    by /s/     Jaimin Patel
                                       -----------------------------------------
                                    Name:  Jaimin Patel
                                    Title: Authorized Signatory

                                 DELANO COMPANY (ACCT 274)

                                 by Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/     Raymond G. Kennedy
                                       -----------------------------------------
                                    Name:  Raymond G. Kennedy
                                    Title: Executive Vice President

                                 ELT LTD.

                                    by /s/     Ann E. Morris
                                       -----------------------------------------
                                    Name:  Ann E. Morris
                                    Title: Authorized Agent


                                 FOOTHILL

                                    by /s/     Jeff Nikora
                                       -----------------------------------------
                                    Name:  Jeff Nikora
                                    Title: Managing Member


                                 HARBOURVIEW CBO I, LTD.

                                    by /s/     David Foxhoven
                                       -----------------------------------------
                                    Name:  David Foxhoven
                                    Title:  Assistant Vice President

                                 HARBOURVIEW CDO II, LTD.

                                    by /s/     David Foxhoven
                                       -----------------------------------------
                                    Name:  David Foxhoven
                                    Title:  Assistant Vice President


                                 INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                 by Indosuez Capital as Portfolio Advisor

                                    by /s/     Melissa Marano
                                       -----------------------------------------
                                    Name:  Melissa Marano
                                    Title: Vice President

                                 INDOSUEZ CAPITAL FUNDING III, LIMITED

                                 by Indosuez Capital as Portfolio Advisor

                                    by /s/     Melissa Marano
                                       -----------------------------------------
                                    Name:  Melissa Marano
                                    Title: Vice President


                                 INDOSUEZ CAPITAL FUNDING IV, L.P.

                                 by Indosuez Capital as Portfolio Advisor

                                    by /s/     Melissa Marano
                                       -----------------------------------------
                                    Name:  Melissa Marano
                                    Title: Vice President


                                 INDOSUEZ CAPITAL FUNDING VI, LIMITED

                                 by Indosuez Capital as Collateral Manager

                                    by /s/     Melissa Marano
                                       -----------------------------------------
                                    Name:  Melissa Marano
                                    Title: Vice President

                                 JISSEKIKUN FUNDING, LTD. (ACCT 1288)

                                 by Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/     Raymond G. Kennedy
                                       -----------------------------------------
                                    Name:  Raymond G. Kennedy
                                    Title: Executive Vice President

                                 KEMPER FLOATING RATE FUND

                                    by /s/     Kelly D. Babson
                                       -----------------------------------------
                                    Name:  Kelly D. Babson
                                    Title: Managing Director

                                 KZH CYPRESSTREE-1 LLC

                                    by /s/     Kimberly Rowe
                                       -----------------------------------------
                                    Name:  Kimberly Rowe
                                    Title: Authorized Agent

                                 KZH RIVERSIDE LLC

                                    by /s/     Kimberly Rowe
                                       -----------------------------------------
                                    Name:  Kimberly Rowe
                                    Title: Authorized Agent

                                 KZH SHOSHONE LLC

                                    by /s/     Kimberly Rowe
                                       -----------------------------------------
                                    Name:  Kimberly Rowe
                                    Title: Authorized Agent

                                 KZH SOLEIL-2 LLC

                                    by /s/     Kimberly Rowe
                                       -----------------------------------------
                                    Name:  Kimberly Rowe
                                    Title: Authorized Agent


                                 LONGHORN CDO (CAYMAN) LTD

                                 by Merrill Lynch Investment Manager, L.P. as
                                 Investment Advisor

                                    by /s/     Jaimin Patel
                                       -----------------------------------------
                                    Name:  Jaimin Patel
                                    Title: Authorized Signatory

                                 MERRILL LYNCH GLOBAL INVESTMENT SERIES BANK
                                 LOAN INCOME PORTFOLIO

                                 by Merrill Lynch Investment Managers, L.P. as Investment Advisor

                                    by /s/     Jaimin Patel
                                       -----------------------------------------
                                    Name:  Jaimin Patel
                                    Title: Authorized Signatory

                                 MERRILL LYNCH GLOBAL INVESTMENT SERIES INCOME STRATEGIES PORTFOLIO

                                 by Merrill Lynch Investment Managers, L.P. as Investment Advisor

                                    by /s/     Jaimin Patel
                                       -----------------------------------------
                                    Name:  Jaimin Patel
                                    Title: Authorized Signatory

                                 MERRILL LYNCH, PIERCE, FENNER & SMITH
                                 INCORPORATED

                                    by /s/     Neil Brisson
                                       -----------------------------------------
                                    Name:  Neil Brisson
                                    Title: Director

                                 MERRILL LYNCH PRIME RATE PORTFOLIO

                                 by Merrill Lynch Investment Managers, L.P. as Investment Advisor

                                    by /s/     Jaimin Patel
                                       -----------------------------------------
                                    Name:  Jaimin Patel
                                    Title: Authorized Signatory

                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                                    by /s/     Jaimin Patel
                                       -----------------------------------------
                                    Name:  Jaimin Patel
                                    Title: Authorized Signatory

                                 ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                                 by ING Pilgrim Investments, as its Investment Manager

                                    by /s/     Charles E. LeMieux, CFA
                                       -----------------------------------------
                                    Name:  Charles E. LeMieux, CFA
                                    Title: Vice President

                                 ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                 by ING Pilgrim Investments, as its Investment Manager

                                    by /s/     Charles E. LeMieux, CFA
                                       -----------------------------------------
                                    Name:  Charles E. LeMieux, CFA
                                    Title: Vice President

                                 MONUMENT CAPITAL LTD., as Assignee

                                 by Alliance Capital Management L.P., as
                                 Investment Manager

                                 by Alliance Capital Management Corporation, as General Partner

                                    by /s/     Sverker Johansson
                                       -----------------------------------------
                                    Name:  Sverker Johansson
                                    Title: Vice President

                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                                    by /s/     Peter Gewirtz
                                       -----------------------------------------
                                    Name:  Peter Gewirtz
                                    Title: Vice President

                                 MOUNTAIN CAPITAL CLO I, LTD.

                                    by /s/     Darren P. Riley
                                       -----------------------------------------
                                    Name:  Darren P. Riley
                                    Title: Director

                                 MOUNTAIN CAPITAL CLO II LTD.

                                    by /s/     Darren P. Riley
                                       -----------------------------------------
                                    Name:  Darren P. Riley
                                    Title: Director

                                 MUIRFIELD TRADING LLC

                                    by /s/     Ann E. Morris
                                       -----------------------------------------
                                    Name:  Ann E. Morris
                                    Title: Assistant Vice President

                                 NANTUCKET CBO, LIMITED (ACCT 276)

                                 by Pacific Investment Management Company, LLC, as its Investment Advisor

                                    by /s/     Raymond G. Kennedy
                                       -----------------------------------------
                                    Name:  Raymond G. Kennedy
                                    Title: Executive Vice President

                                 NORTH AMERICAN SENIOR FLOATING RATE FUND

                                 by CypressTree Investment Management Company, Inc. as Portfolio Manager

                                    by /s/     Jonathan D. Sharkey
                                       -----------------------------------------
                                    Name:  Jonathan D. Sharkey
                                    Title: Principal

                                 OASIS COLLATERALIZED HIGH INCOME PORTFOLIO-1,
                                 LTD

                                 by INVESCO Senior Secured Management, Inc. as Subadvisor

                                    by /s/     Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 OLYMPIC FUNDING TRUST, SERIES 1999-1

                                    by /s/     Ann E. Morris
                                       -----------------------------------------
                                    Name:  Ann E. Morris
                                    Title: Authorized Agent

                                 OPPENHEIMER SENIOR FLOATING RATE FUND

                                    by /s/     David Foxhoven
                                       -----------------------------------------
                                    Name:  David Foxhoven
                                    Title: Assistant Vice President

                                 OSPREY INVESTMENT PORTFOLIO

                                 by Citibank, N.A., as Manager

                                    by /s/     Martin Davey
                                       -----------------------------------------
                                    Name:  Martin Davey
                                    Title: Vice President, Alternative
                                           Investment Strategies

                                 PACIFICA PARTNERS I, L.P.

                                 by Imperial Credit Asset Management as its
                                 Investment Manager

                                    by /s/     Sean R. Walker
                                       -----------------------------------------
                                    Name:  Sean R. Walker
                                    Title: Vice President

                                 PACIFIC LIFE CBO 1998-1 LTD.

                                    by /s/     Larry J. Card
                                       -----------------------------------------
                                    Name:  Larry J. Card
                                    Title: Executive Vice President

                                    by /s/     Michael Long
                                       -----------------------------------------
                                    Name:  Michael Long
                                    Title: Assistant Vice President

                                 PACIFIC SELECT HIGH YIELD

                                    by /s/     Larry J. Card
                                       -----------------------------------------
                                    Name:  Larry J. Card
                                    Title: Executive Vice President


                                    by /s/     Michael Long
                                       -----------------------------------------
                                    Name:  Michael Long
                                    Title: Assistant Vice President

                                 PACIFIC REDWOOD CBO LTD.

                                    by /s/     Larry J. Card
                                       -----------------------------------------
                                    Name:  Larry J. Card
                                    Title: Executive Vice President

                                    by /s/     Michael Long
                                       -----------------------------------------
                                    Name:  Michael Long
                                    Title: Assistant Vice President

                                 PIMCO HIGH YIELD FUND (ACCT 705)

                                 by Pacific Investment Management Company LLC, as its Investment Advisor for the PIMCO High Yield Fund, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

                                    by /s/     Raymond G. Kennedy
                                       -----------------------------------------
                                    Name:  Raymond G. Kennedy
                                    Title: Executive Vice President

                                 PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.

                                 by CPF Asset Advisory, L.P. as Investment
                                 Manager

                                    by /s/     Irv Roa
                                       -----------------------------------------
                                    Name:  Irv Roa
                                    Title: Associate Director

                                    by /s/     Timothy L. Harrod
                                       -----------------------------------------
                                    Name:  Timothy L. Harrod
                                    Title: Director

                                 PROSPECT INTERNATIONAL DEBT STRATEGY FUND

                                    by /s/     Preston I. Carnes, Jr.
                                       -----------------------------------------
                                    Name:  Preston I. Carnes, Jr.
                                    Title: Vice President

                                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    by /s/     B. Ross Smead
                                       -----------------------------------------
                                    Name:  B. Ross Smead
                                    Title: Vice President

                                 ROYALTON COMPANY (ACCT 280)

                                 by Pacific Investment Management Company LLC, as its Investment Advisor

                                    by /s/     Raymond G. Kennedy
                                       -----------------------------------------
                                    Name:  Raymond G. Kennedy
                                    Title: Executive Vice President

                                 SENIOR HIGH INCOME PORTFOLIO, INC.

                                    by /s/     Jaimin Patel
                                       -----------------------------------------
                                    Name:  Jaimin Patel
                                    Title: Authorized Signatory

                                 SEQUILS-CUMBERLAND I, LTD.

                                 by Deerfield Capital Management, L.L.C. as its Collateral Manager

                                    by /s/     Mark E. Wittnebel
                                       -----------------------------------------
                                    Name:  Mark E. Wittnebel
                                    Title: Senior Vice President

                                 SRF 2000 LLC

                                    by /s/     Ann E. Morris
                                       -----------------------------------------
                                    Name:  Ann E. Morris
                                    Title: Assistant Vice President

                                 STANFIELD CLO LTD.

                                 by Stanfield Capital Partners LLC as its
                                 Collateral Manager

                                    by /s/     Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

                                 STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                 by Stanfield Capital Partners LLC as its
                                 Collateral Manager

                                    by /s/     Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner

                                 STEIN ROE & FARNHAM INCORPORATED, as Agent for Keyport Life Insurance Company

                                    by /s/     James R. Fellows
                                       -----------------------------------------
                                    Name:  James R. Fellows
                                    Title: Sr. Vice President & Portfolio
                                           Manager

                                 STEIN ROE & FARNHAM CLO I LTD.,

                                 by Stein Roe & Farnham Incorporated, as
                                 Portfolio Manager

                                    by /s/     James R. Fellows
                                       -----------------------------------------
                                    Name:  James R. Fellows
                                    Title: Sr. Vice President & Portfolio
                                           Manager

                                 STEIN ROE FLOATING RATE LIMITED
                                 LIABILITY COMPANY

                                    by /s/     James R. Fellows
                                       -----------------------------------------
                                    Name:  James R. Fellows
                                    Title: Sr. Vice President, Stein Roe &
                                           Farnham Incorporated, as Advisor to
                                           the Stein Roe Floating Rate Limited
                                           Liability Company

                                 LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                 ADVANTAGE FUND,

                                 by Stein Roe & Farnham Incorporated, as Advisor

                                    by /s/     James R. Fellows
                                       -----------------------------------------
                                    Name:  James R. Fellows
                                    Title: Sr. Vice President & Portfolio
                                           Manager

                                 STRATA FUNDING LTD.

                                 by INVESCO Senior Secured Management, Inc. as Sub-Managing Agent

                                    by /s/     Gregory Stoeckle
                                       -----------------------------------------
                                    Name:  Gregory Stoeckle
                                    Title: Authorized Signatory

                                 STRATEGIC MANAGED LOAN PORTFOLIO

                                 by Citibank, N.A., as Manager

                                    by /s/     Martin Davey
                                       -----------------------------------------
                                    Name:  Martin Davey
                                    Title: Vice President, Alternative
                                           Investment Strategies

                                 TEXTRON FINANCIAL CORPORATION

                                    by /s/     Matthew J. Colgan
                                       -----------------------------------------
                                    Name:  Matthew J. Colgan
                                    Title: Director

                                 TRANSAMERICA BUSINESS CAPITAL CORPORATION, as successor in interest to Transamerica Business Credit Corporation

                                    by /s/     Steve Goetschius
                                       -----------------------------------------
                                    Name:  Steve Goetschius
                                    Title: Senior Vice President

                                 VAN KAMPEN CLO I, LIMITED

                                 by Van Kampen Management, Inc., as Collateral Manager

                                    by /s/     Darvin D. Pierce
                                       -----------------------------------------
                                    Name:  Darvin D. Pierce
                                    Title: Principal

                                 VAN KAMPEN CLO II, LIMITED

                                 by Van Kampen Management, Inc., as Collateral Manager

                                    by /s/     Darvin D. Pierce
                                       -----------------------------------------
                                    Name:  Darvin D. Pierce
                                    Title: Principal

                                 VAN KAMPEN PRIME RATE INCOME TRUST

                                 by Van Kampen Investment Advisory Corp.

                                    by /s/     Darvin D. Pierce
                                       -----------------------------------------
                                    Name:  Darvin D. Pierce
                                    Title: Principal


                                 VAN KAMPEN SENIOR FLOATING RATE FUND

                                 by Van Kampen Investment Advisory Corp.

                                    by /s/     Darvin D. Pierce
                                       -----------------------------------------
                                    Name:  Darvin D. Pierce
                                    Title: Principal


                                 VAN KAMPEN SENIOR INCOME TRUST

                                 by Van Kampen Investment Advisory Corp.

                                    by /s/     Darvin D. Pierce
                                       -----------------------------------------
                                    Name:  Darvin D. Pierce
                                    Title: Principal


                                 WINDSOR LOAN FUNDING, LIMITED

                                 by Stanfield Capital Partners LLC as its
                                 Investment Manager

                                    by /s/     Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title: Partner